SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K/A

                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 29, 2003


                     BrandAid Marketing Corporation
             (Exact name of Registrant as specified in charter)


Delaware                        0-28772                     35-1990559
(State or other jurisdiction  (Commission                (I.R.S. Employer
of incorporation)             File Number)              Identification No.)


1715 Stickney Point Rd, Suite A-12
Sarasota, Florida                                                34231
(Address of principal executive offices)                       (Zip Code)


                             (941) 925-8312
                        (Registrant's telephone number,
                          including area code)


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ITEM 5.            OTHER EVENTS

   On June 4, 2003, BrandAid disclosed, in a Report on Form 8-k and 8-k/A, an attempt to solicit proxies for the purpose of replacing the current directors and officers of BrandAid. The attempt failed, as disclosed in the said filings.

   The date of record, according to Mr. Biss, was May 23, 2003.

   On May 23, 2003, there were 10,586,552 shares outstanding.

   At the close of business on June 11, 2003, there were 11,707,520 common shares issued and outstanding.



SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    June 12, 2003

                                              BrandAid Marketing Corporation


                                              By:/s/Paul Sloan/s/
                                              _____________________________
                                              Paul Sloan, Chairman
                                              of the Board of Directors
                                              and Secretary


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